THIRD QUARTER 2019 EARNINGS CONFERENCE CALL Interpublic Group October 22, 2019

Overview - Third Quarter 2019 • Net revenue growth was 8.7%, and organic growth of net revenue was 1.4% ◦ U.S. organic change was (0.6%) ◦ International organic growth was +4.5% • Operating income was $280.3 million and EBITA was $302.0 million, an 8.7% increase over adjusted EBITA a year ago • EBITA margin was 14.7%, the same level as adjusted EBITA margin in Q3-18 • Diluted EPS was $0.42, and was $0.49 as adjusted compared with $0.49 as adjusted a year ago • Total debt was $3.6 billion on 9/30/19, a decrease of $200 million during the quarter "Organic growth" refers exclusively to the organic change of net revenue. Adjusted diluted EPS is adjusted for amortization of acquired intangibles and sales of businesses. See reconciliation of organic net revenue change on page 17 and adjusted non-GAAP reconciliations on pages 19 and 21. 2

Operating Performance (Amounts in Millions, except per share amounts) Three Months Ended September 30, 2019 2018 Net Revenue $ 2,061.4 $ 1,895.7 Billable Expenses 376.7 401.8 Total Revenue 2,438.1 2,297.5 Salaries and Related Expenses 1,334.4 1,251.4 Office and Other Direct Expenses 367.9 317.0 Billable Expenses 376.7 401.8 Cost of Services 2,079.0 1,970.2 Selling, General and Administrative Expenses (1) 9.8 21.6 Depreciation and Amortization 69.0 44.0 Operating Income 280.3 261.7 Interest Expense, net (1) (40.2) (22.3) Other Expense, net (1) (7.4) (15.3) Income Before Income Taxes 232.7 224.1 Provision for Income Taxes 64.6 60.7 Equity in Net Income of Unconsolidated Affiliates 0.3 0.1 Net Income 168.4 163.5 Net Income Attributable to Noncontrolling Interests (2.8) (2.5) Net Income Available to IPG Common Stockholders $ 165.6 $ 161.0 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.43 $ 0.42 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.42 $ 0.41 Weighted-Average Number of Common Shares Outstanding - Basic 386.7 382.6 Weighted-Average Number of Common Shares Outstanding - Diluted 391.8 388.4 Dividends Declared per Common Share $ 0.235 $ 0.210 (1) Three months ended September 30, 2018 includes expense related to Acxiom transaction costs of $11.0 in Selling, General and 3 Administrative Expenses, $3.3 in Interest Expense, net and $10.3 in Other Expense, net.

Net Revenue ($ in Millions) Three Months Ended Nine Months Ended $ % Change $ % Change September 30, 2018 $ 1,895.7 $ 5,617.9 Total change 165.7 8.7% 574.2 10.2% Foreign currency (23.9) (1.3%) (119.1) (2.1%) Net acquisitions/(divestitures) 163.6 8.6% 495.3 8.8% Organic 26.0 1.4% 198.0 3.5% September 30, 2019 $ 2,061.4 $ 6,192.1 Three Months Ended September 30, Nine Months Ended September 30, Change Change 2019 2018 Organic Total 2019 2018 Organic Total IAN $ 1,743.9 $ 1,580.5 1.2% 10.3% $ 5,260.9 $ 4,690.9 3.8% 12.2% CMG $ 317.5 $ 315.2 2.1% 0.7% $ 931.2 $ 927.0 2.0% 0.5% See reconciliation of segment organic net revenue change on pages 17-18. 4

Geographic Net Revenue Change Three Months Ended Nine Months Ended September 30, 2019 September 30, 2019 Organic Total Organic Total United States (0.6%) 13.1% 1.8% 15.8% International 4.5% 1.9% 6.2% 1.6% United Kingdom 0.5% (1.1%) 3.6% 1.9% Continental Europe 6.6% 2.4% 7.8% 1.3% Asia Pacific (0.5%) (2.7%) 1.0% (2.6%) Latin America 23.0% 16.4% 24.0% 12.6% All Other Markets 3.5% 3.2% 4.5% 1.0% Worldwide 1.4% 8.7% 3.5% 10.2% “All Other Markets” includes Canada, Africa and the Middle East. See reconciliation of organic net revenue change on pages 17-18. 5

Operating Expenses ($ in Millions) Three Months Ended Nine Months Ended September 30, September 30, % Increase / % Increase/ 2019 2018 (Decrease) 2019 2018 (Decrease) Salaries & Related $ 1,334.4 $ 1,251.4 6.6% $ 4,136.7 $ 3,874.6 6.8% % of Net Revenue 64.7% 66.0% 66.8% 69.0% Office & Other Direct 367.9 317.0 16.1% 1,144.4 974.1 17.5% % of Net Revenue 17.8% 16.7% 18.5% 17.3% Selling, General & Administrative (1) 9.8 21.6 (54.6)% 69.3 85.5 (18.9)% % of Net Revenue 0.5% 1.1% 1.1% 1.5% Depreciation (2) 47.3 38.9 21.6% 148.5 118.4 25.4% % of Net Revenue 2.2% 2.1% 2.4% 2.1% Amortization of Acquired Intangibles (2) 21.7 5.1 325.5% 64.6 15.6 314.1% % of Net Revenue 1.1% 0.2% 1.0% 0.3% Restructuring 0.0 — N/A 33.9 — N/A % of Net Revenue 0.0% N/A 0.5% N/A (1) For the three and nine months ended September 30, 2019, the decrease was primarily attributable to lower professional fees, mainly driven by transaction costs of $11.0 or 0.6% and $12.4 or 0.2%, respectively, related to the acquisition of Acxiom in 2018. (2) For the three months ended September 30, 2019, depreciation and amortization from Acxiom was $11.3 and $17.0, respectively. For the nine months ended September 30, 2019, depreciation and amortization from Acxiom was $31.6 and $50.3, respectively. 6

Adjusted Diluted Earnings Per Share (Amounts in Millions, except per share amounts) Three Months Ended September 30, 2019 Amortization of Net Losses on As Reported Acquired Sales of Adjusted Intangibles Businesses Results Operating Income and EBITA $ 280.3$ (21.7) $ 302.0 Total (Expenses) and Other Income (47.6) $ (7.7) (39.9) Income Before Income Taxes 232.7 (21.7) (7.7) 262.1 Provision for Income Taxes 64.6 4.2 68.8 Equity in Net Income of Unconsolidated Affiliates 0.3 0.3 Net Income Attributable to Noncontrolling Interests (2.8) (2.8) Diluted EPS Components: Net Income Available to IPG Common Stockholders $ 165.6 $ (17.5)$ (7.7)$ 190.8 Weighted-Average Number of Common Shares Outstanding 391.8 391.8 Earnings per Share Available to IPG Common Stockholders: $ 0.42$ (0.04)$ (0.02)$ 0.49 See full reconciliation of adjusted non-GAAP diluted earnings per share on page 19. Earnings per share may not add due to rounding. 7

Adjusted Diluted Earnings Per Share (Amounts in Millions, except per share amounts) Nine Months Ended September 30, 2019 Amortization of Q1 2019 Net Losses on Settlement of As Reported Acquired Restructuring Sales of Certain Tax Adjusted Intangibles Charges Businesses Positions Results Operating Income and Adjusted EBITA $ 594.7$ (64.6)$ (31.8) $ 691.1 Total (Expenses) and Other Income (144.2) $ (22.3) (121.9) Income Before Income Taxes 450.5 (64.6) (31.8) (22.3) 569.2 Provision for Income Taxes 118.7 12.6 7.6 $ 13.9 152.8 Equity in Net Loss of Unconsolidated Affiliates (0.1) (0.1) Net Income Attributable to Noncontrolling Interests (4.6) (4.6) Diluted EPS Components: Net Income Available to IPG Common Stockholders $ 327.1 $ (52.0)$ (24.2)$ (22.3)$ 13.9 $ 411.7 Weighted-Average Number of Common Shares Outstanding 390.3 390.3 Earnings per Share Available to IPG Common Stockholders: $ 0.84$ (0.13)$ (0.06)$ (0.06)$ 0.04 $ 1.05 See full reconciliation of adjusted non-GAAP diluted earnings per share on page 20. Earnings per share may not add due to rounding. 8

Cash Flow Three Months Ended September 30, ($ in Millions) 2019 2018 NET INCOME $ 168.4 $ 163.5 OPERATING ACTIVITIES Depreciation & amortization 85.6 59.2 Deferred taxes 1.5 8.1 Net losses on sales of businesses 7.7 5.8 Other non-cash items 0.4 5.6 Change in working capital, net (47.2) (29.8) Change in operating lease right-of-use assets and lease liabilities (1.2) — Change in other non-current assets & liabilities 9.4 18.6 Net cash provided by in Operating Activities 224.6 231.0 INVESTING ACTIVITIES Capital expenditures (53.7) (44.2) Acquisitions, net of cash acquired — (3.5) Other investing activities 10.9 (11.3) Net cash used in Investing Activities (42.8) (59.0) FINANCING ACTIVITIES Net increase (decrease) in short-term borrowings 40.8 (673.9) Exercise of stock options 3.6 2.1 Proceeds from long-term debt (1) — 1,994.2 Repurchases of common stock — (2.6) Repayment of long-term debt (200.1) (0.2) Common stock dividends (90.8) (80.4) Acquisition-related payments (2.3) (14.4) Distributions to noncontrolling interests (4.3) (2.8) Tax payments for employee shares withheld (0.3) (0.8) Other financing activities 0.1 (11.6) Net cash (used in) provided by Financing Activities (253.3) 1,209.6 Currency effect (21.4) (7.8) Net (decrease) increase in cash, cash equivalents and restricted cash $ (92.9) $ 1,373.8 (1) Relates to proceeds from our September 2018 debt issuance of $2,000 aggregate principal amount of Senior Notes to finance the Acxiom acquisition. 9

Balance Sheet – Current Portion ($ in Millions) September 30, 2019 December 31, 2018 September 30, 2018 CURRENT ASSETS: Cash and cash equivalents $ 520.5 $ 673.4 $ 1,860.2 Accounts receivable, net 4,047.8 5,126.6 4,009.1 Accounts receivable, billable to clients 2,018.7 1,900.6 1,995.9 Assets held for sale 22.8 5.7 5.7 Other current assets 440.2 476.6 459.6 Total current assets $ 7,050.0 $ 8,182.9 $ 8,330.5 CURRENT LIABILITIES: Accounts payable $ 5,656.0 $ 6,698.1 $ 5,515.1 Accrued liabilities 634.3 806.9 571.0 Contract liabilities 562.4 533.9 514.4 Short-term borrowings (1) 244.8 73.7 82.6 Current portion of long-term debt 3.3 0.1 0.1 Liabilities held for sale 36.0 11.2 8.5 Current portion of operating leases (2) 261.6 —— Total current liabilities $ 7,398.4 $ 8,123.9 $ 6,691.7 (1) Increase primarily attributable to issuance of commercial paper. (2) Increase from prior periods is due to adoption of new lease accounting standard. 10

Debt Maturity Schedule ($ in Millions) Total Debt = $3.6 billion $600 3.50% 3.75% 4.00% 3.75% 4.20% 4.65% 5.40% Short-Term Debt Senior Notes Term Loan (pre-payable) Senior Notes shown at face value on September 30, 2019 11

Summary  Foundation for sustained value creation in top talent, strong agency brands and key strategic initiatives o Quality of our agency offerings o Integrated digital and digital specialists o "Open architecture” solutions o Data management at scale  Continued focus on growth and margin improvement  Effective expense management an ongoing priority  Financial strength an ongoing source of value creation – Maintain our strong balance sheet – Focus on debt deleveraging – Continue to grow our common share dividend – Return to share repurchases when appropriate 12

Appendix 13

Operating Performance (Amounts in Millions, Nine Months Ended September 30, except per share amounts) 2019 2018 Net Revenue $ 6,192.1 $ 5,617.9 Billable Expenses 1,127.4 1,240.5 Total Revenue 7,319.5 6,858.4 Salaries and Related Expenses 4,136.7 3,874.6 Office and Other Direct Expenses 1,144.4 974.1 Billable Expenses 1,127.4 1,240.5 Cost of Services 6,408.5 6,089.2 Selling, General and Administrative Expenses (1) 69.3 85.5 Depreciation and Amortization 213.1 134.0 Restructuring Charges 33.9 0.0 Operating Income 594.7 549.7 Interest Expense, net (1) (126.1) (59.6) Other Expense, net (1) (18.1) (56.0) Income Before Income Taxes 450.5 434.1 Provision for Income Taxes 118.7 137.0 Equity in Net Loss of Unconsolidated Affiliates (0.1) (1.9) Net Income 331.7 295.2 Net Income Attributable to Noncontrolling Interests (4.6) (2.5) Net Income Available to IPG Common Stockholders $ 327.1 $ 292.7 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.85 $ 0.76 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.84 $ 0.75 Weighted-Average Number of Common Shares Outstanding - Basic 385.8 383.2 Weighted-Average Number of Common Shares Outstanding - Diluted 390.3 388.4 Dividends Declared per Common Share $ 0.705 $ 0.630 (1) Nine months ended September 30, 2018 includes expense related to Acxiom transaction costs of $12.4 in Selling, General and 14 Administrative Expenses, $3.3 in Interest Expense, net and $10.3 in Other Expense, net.

Cash Flow ($ in Millions) Nine Months Ended September 30, 2019 2018 NET INCOME $ 331.7 $ 295.2 OPERATING ACTIVITIES Depreciation & amortization 278.4 197.9 Deferred taxes (1.5) (22.9) Net losses on sales of businesses 19.5 50.0 Other non-cash items 9.2 13.6 Change in working capital, net (160.3) (867.3) Change in operating lease right-of-use assets and lease liabilities 2.8 — Change in other non-current assets & liabilities (56.2) 6.8 Net cash provided by (used in) Operating Activities 423.6 (326.7) INVESTING ACTIVITIES Capital expenditures (133.8) (105.7) Acquisitions, net of cash acquired (0.6) (12.0) Other investing activities 13.7 1.1 Net cash used in Investing Activities (120.7) (116.6) FINANCING ACTIVITIES Net increase (decrease) in short-term borrowings 173.1 (4.6) Exercise of stock options 4.2 9.1 Proceeds from long-term debt (1) — 1,994.2 Repurchases of common stock — (117.1) Repayment of long-term debt (300.2) (4.9) Common stock dividends (272.2) (241.6) Tax payments for employee shares withheld (22.3) (28.8) Acquisition-related payments (15.3) (30.4) Distributions to noncontrolling interests (12.4) (13.4) Other financing activities 0.1 (11.9) Net cash (used in) provided by Financing Activities (445.0) 1,550.6 Currency effect (11.1) (35.3) Net (decrease) increase in cash, cash equivalents and restricted cash $ (153.2) $ 1,072.0 (1) Relates to proceeds from our September 2018 debt issuance of $2,000 aggregate principal amount of Senior Notes to finance the 15 Acxiom acquisition.

Depreciation and Amortization ($ in Millions) 2019 Q1 Q2 Q3 Q4 YTD 2019 Depreciation (1) $ 49.5 $ 51.7 $ 47.3 $ 148.5 Amortization of acquired intangibles (1) 21.6 21.3 21.7 64.6 Amortization of restricted stock and other non-cash compensation 28.2 15.9 14.2 58.3 Net amortization of bond discounts and deferred financing costs 2.3 2.3 2.4 7.0 2018 Q1 Q2 Q3 Q4 FY 2018 Depreciation $ 40.7 $ 38.8 $ 38.9 $ 46.9 $ 165.3 Amortization of acquired intangibles 5.3 5.2 5.1 22.0 37.6 Amortization of restricted stock and other non-cash compensation 30.0 16.0 13.7 22.5 82.2 Net amortization of bond discounts and deferred financing costs 1.4 1.3 1.5 2.3 6.5 (1) For the three months ended September 30, 2019, depreciation and amortization from Acxiom was $11.3 and $17.0, respectively. For the nine months ended September 30, 2019, depreciation and amortization from Acxiom was $31.6 and $50.3, respectively. 16

Reconciliation of Organic Net Revenue ($ in Millions) Components of Change Change Three Months Net Three Months Ended Foreign Acquisitions / Ended September 30, 2018 Currency (Divestitures) Organic September 30, 2019 Organic Total Segment IAN $ 1,580.5 $ (20.0) $ 163.9 $ 19.5 $ 1,743.9 1.2% 10.3% CMG 315.2 (3.9) (0.3) 6.5 317.5 2.1% 0.7% Total $ 1,895.7 $ (23.9) $ 163.6 $ 26.0 $ 2,061.4 1.4% 8.7% Geographic United States $ 1,160.9 $ 0.0 $ 159.2 $ (7.1) $ 1,313.0 (0.6%) 13.1% International 734.8 (23.9) 4.4 33.1 748.4 4.5% 1.9% United Kingdom 174.0 (9.0) 6.3 0.8 172.1 0.5% (1.1%) Continental Europe 152.0 (5.9) (0.4) 10.0 155.7 6.6% 2.4% Asia Pacific 210.6 (3.5) (1.1) (1.0) 205.0 (0.5%) (2.7%) Latin America 84.0 (5.2) (0.3) 19.3 97.8 23.0% 16.4% All Other Markets 114.2 (0.3) (0.1) 4.0 117.8 3.5% 3.2% Worldwide $ 1,895.7 $ (23.9) $ 163.6 $ 26.0 $ 2,061.4 1.4% 8.7% 17

Reconciliation of Organic Net Revenue ($ in Millions) Components of Change Change Nine Months Net Nine Months Ended Foreign Acquisitions / Ended September 30, 2018 Currency (Divestitures) Organic September 30, 2019 Organic Total Segment IAN $ 4,690.9 $ (102.7) $ 492.8 $ 179.9 $ 5,260.9 3.8% 12.2% CMG 927.0 (16.4) 2.5 18.1 931.2 2.0% 0.5% Total $ 5,617.9 $ (119.1) $ 495.3 $ 198.0 $ 6,192.1 3.5% 10.2% Geographic United States $ 3,424.7 $ 0.0 $ 478.4 $ 61.7 $ 3,964.8 1.8% 15.8% International 2,193.2 (119.1) 16.9 136.3 2,227.3 6.2% 1.6% United Kingdom 513.2 (29.7) 20.8 18.5 522.8 3.6% 1.9% Continental Europe 489.4 (30.6) (1.4) 38.4 495.8 7.8% 1.3% Asia Pacific 603.6 (23.0) 1.2 6.3 588.1 1.0% (2.6%) Latin America 239.9 (25.7) (1.5) 57.5 270.2 24.0% 12.6% All Other Markets 347.1 (10.1) (2.2) 15.6 350.4 4.5% 1.0% Worldwide $ 5,617.9 $ (119.1) $ 495.3 $ 198.0 $ 6,192.1 3.5% 10.2% 18

Reconciliation of Adjusted Results (1) (Amounts in Millions, except per share amounts) Three Months Ended September 30, 2019 Amortization of Net Losses on As Reported Acquired Sales of Adjusted Intangibles Businesses Results Operating Income and EBITA $ 280.3 $ (21.7) $ 302.0 Total (Expenses) and Other Income (47.6) $ (7.7) (39.9) Income Before Income Taxes 232.7 (21.7) (7.7) 262.1 Provision for Income Taxes 64.6 4.2 68.8 Equity in Net Income of Unconsolidated Affiliates 0.3 0.3 Net Income Attributable to Noncontrolling Interests (2.8) (2.8) Net Income Available to IPG Common Stockholders $ 165.6 $ (17.5) $ (7.7) $ 190.8 Weighted-Average Number of Common Shares Outstanding - Basic 386.7 386.7 Dilutive effect of stock options and restricted shares 5.1 5.1 Weighted-Average Number of Common Shares Outstanding - Diluted 391.8 391.8 Earnings per Share Available to IPG Common Stockholders: Basic $ 0.43 $ (0.05) $ (0.02) $ 0.49 Diluted $ 0.42 $ (0.04) $ (0.02) $ 0.49 (1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. Earnings per share may not add due to rounding. 19

Reconciliation of Adjusted Results [1]

(Amounts in Millions, except per share amounts)

	Nine Months Ended September 30, 2019					
	As Reported	Amortization of Acquired Intangibles	Q1 2019 Restructuring Charges	Net Losses on Sales of Businesses	Settlement of Certain Tax Positions	Adjusted Results
Operating Income and Adjusted EBITA	$ 594.7	$ (64.6)	$ (31.8)			$ 691.1
Total (Expenses) and Other Income	(144.2)			$ (22.3)		(121.9)
Income Before Income Taxes	450.5	(64.6)	(31.8)	(22.3)		569.2
Provision for Income Taxes	118.7	12.6	7.6		$ 13.9	152.8
Equity in Net Loss of Unconsolidated Affiliates	(0.1)					(0.1)
Net Income Attributable to Noncontrolling Interests	(4.6)					(4.6)
Net Income Available to IPG Common Stockholders	$ 327.1	$ (52.0)	$ (24.2)	$ (22.3)	$ 13.9	$ 411.7
Weighted-Average Number of Common Shares Outstanding - Basic	385.8					385.8
Dilutive effect of stock options and restricted shares	4.5					4.5
Weighted-Average Number of Common Shares Outstanding - Diluted	390.3					390.3
Earnings per Share Available to IPG Common Stockholders:						
Basic	$ 0.85	$ (0.13)	$ (0.06)	$ (0.06)	$ 0.04	$ 1.07
Diluted	$ 0.84	$ (0.13)	$ (0.06)	$ (0.06)	$ 0.04	$ 1.05

(1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Earnings per share may not add due to rounding.

IPG | 20

Adjusted EBITA Reconciliation (1) ($ in Millions) Three Months Ended Nine Months Ended September 30, September 30, 2019 2018 2019 2018 Net Revenue $ 2,061.4 $ 1,895.7 $ 6,192.1 $ 5,617.9 EBITA Reconciliation: Net Income Available to IPG Common Stockholders $ 165.6 $ 161.0 $ 327.1 $ 292.7 Add Back: Provision for Income Taxes 64.6 60.7 118.7 137.0 Subtract: Total (Expenses) and Other Income (47.6) (37.6) (144.2) (115.6) Equity in Net Income (Loss) of Unconsolidated Affiliates 0.3 0.1 (0.1) (1.9) Net Income Attributable to Noncontrolling Interests (2.8) (2.5) (4.6) (2.5) Operating Income 280.3 261.7 594.7 549.7 Add Back: Amortization of Acquired Intangibles 21.7 5.1 64.6 15.6 EBITA $ 302.0 $ 266.8 $ 659.3 $ 565.3 EBITA Margin on Net Revenue % 14.7% 14.1% 10.6% 10.1% Q1 2019 Restructuring Charges —— 31.8 — Acxiom Transaction Costs — 11.0 — 12.4 Adjusted EBITA $ 302.0 $ 277.8 $ 691.1 $ 577.7 Adjusted EBITA Margin on Net Revenue % 14.7% 14.7% 11.2% 10.3% (1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. 21

Reconciliation of Adjusted Results (1)

(Amounts in Millions,
except per share amounts)

	Three Months Ended September 30, 2018				
	As Reported	Amortization of Acquired Intangibles	Net Losses on Sales of Businesses	Acxiom Transaction Costs	Adjusted Results
Operating Income and Adjusted EBITA	$ 261.7	$ (5.1)		$ (11.0)	$ 277.8
Total (Expenses) and Other Income	(37.6)		$ (5.8)	(13.6)	(18.2)
Income Before Income Taxes	224.1	(5.1)	(5.8)	(24.6)	259.6
Provision for Income Taxes	60.7	0.2	0.7	6.2	67.8
Equity in Net Income of Unconsolidated Affiliates	0.1				0.1
Net Income Attributable to Noncontrolling Interests	(2.5)				(2.5)
Net Income Available to IPG Common Stockholders	$ 161.0	$ (4.9)	$ (5.1)	$ (18.4)	$ 189.4
Weighted-Average Number of Common Shares Outstanding - Basic	382.6				382.6
Dilutive effect of stock options and restricted shares	5.8				5.8
Weighted-Average Number of Common Shares Outstanding - Diluted	388.4				388.4
Earnings Per Share Available to IPG Common Stockholders:					
Basic	$ 0.42	$ (0.01)	$ (0.01)	$ (0.05)	$ 0.49
Diluted	$ 0.41	$ (0.01)	$ (0.01)	$ (0.05)	$ 0.49

(1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Earnings per share may not add due to rounding.

IPG | 22

Reconciliation of Adjusted Results (1)

(Amounts in Millions, except per share amounts)

	Nine Months Ended September 30, 2018				
	As Reported	Amortization of Acquired Intangibles	Net Losses on Sales of Businesses	Acxiom Transaction Costs	Adjusted Results
Operating Income and Adjusted EBITA	$ 549.7	$ (15.6)		$ (12.4)	$ 577.7
Total (Expenses) and Other Income	(115.6)		$ (50.0)	(13.6)	(52.0)
Income Before Income Taxes	434.1	(15.6)	(50.0)	(26.0)	525.7
Provision for Income Taxes	137.0	0.6	1.1	6.5	145.2
Equity in Net Loss of Unconsolidated Affiliates	(1.9)				(1.9)
Net Income Attributable to Noncontrolling Interests	(2.5)				(2.5)
Net Income Available to IPG Common Stockholders	$ 292.7	$ (15.0)	$ (48.9)	$ (19.5)	$ 376.1
Weighted-Average Number of Common Shares Outstanding - Basic	383.2				383.2
Dilutive effect of stock options and restricted shares	5.2				5.2
Weighted-Average Number of Common Shares Outstanding - Diluted	388.4				388.4
Earnings Per Share Available to IPG Common Stockholders:					
Basic	$ 0.76	$ (0.04)	$ (0.13)	$ (0.05)	$ 0.98
Diluted	$ 0.75	$ (0.04)	$ (0.13)	$ (0.05)	$ 0.97

(1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Earnings per share may not add due to rounding.

IPG | 23

Metrics Update 24

Metrics Update Category Metric SALARIES & RELATED Trailing Twelve Months (% of net revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & OTHER DIRECT Trailing Twelve Months (% of net revenue) Occupancy Expense All Other Office and Other Direct Expenses FINANCIAL Available Liquidity Credit Facility and Term Loan Covenants 25

Salaries & Related Expenses (1) (1) Contributing to the improved ratio is the inclusion Acxiom, which has a lower ratio of salaries and related expenses as a percentage of its net revenue. 26

Salaries & Related Expenses (% of Net Revenue) Three and Nine Months Ended September 30 2019 2018 “All Other Salaries & Related,” not shown, was 1.4% and 1.5% for the three months ended September 30, 2019 and 2018, respectively, and 1.8% and 2.0% for the nine months ended September 30, 2019 and 2018, respectively. 27

Office & Other Direct Expenses (1) (1) The higher expense ratio is primarily due to the inclusion of Acxiom which has a higher ratio of office and other direct expenses as a percentage of its net revenue, mainly driven by client service costs. 28

Office & Other Direct Expenses (% of Net Revenue) Three and Nine Months Ended September 30 2019 2018 “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains), long-lived asset impairments and other expenses. 29

Available Liquidity ($ in Millions) Cash and Cash Equivalents + Available Committed Credit Facility (1) (1) Reflects cash on hand from the September 2018 debt issuance to finance the Acxiom transaction, which closed 30 on October 1, 2018.

Credit Facility and Term Loan Covenants ($ in Millions) Last Twelve Months Ended Covenants September 30, 2019 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 8.53x II. Leverage Ratio (not greater than) (1): 3.75x Actual Leverage Ratio: 2.54x Last Twelve Months Ended Interest Expense Reconciliation (2) September 30, 2019 Interest Expense: $200.5 - Interest Income 32.8 - Other 1.0 Net Interest Expense: $166.7 Last Twelve Months Ended EBITDA Reconciliation (2) September 30, 2019 Operating Income: $1,053.8 + Depreciation and Amortization 368.9 EBITDA: $1,422.7 (1) Pursuant to Amendment No. 1 of the Credit Agreement, the maximum leverage ratio decreased from 4.00x to 3.75x on the last day of the fourth fiscal quarter ending after the closing date of the Acxiom acquisition. (2) Calculated as defined in the Credit Facility and Term Loan agreements. 31

Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward- looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and our other filings with the Securities and Exchange Commission ("SEC"). Forward- looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ⦁ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ⦁ our ability to attract new clients and retain existing clients; ⦁ our ability to retain and attract key employees; ⦁ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ⦁ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ⦁ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; ⦁ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world; and ⦁ failure to realize the anticipated benefits on the acquisition of the Acxiom business Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and our other SEC filings. 32